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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              December 8, 1995



                            HAWAIIAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)



           HAWAII                        1-8836                99-0042880
(State or other jurisdiction of       (Commission           (I.R.S. employer
incorporation or organization)        file number)         identification no.)


   3375 Koapaka Street, Suite G350
              Honolulu, HI                                      96819-1869
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (808) 835-3700
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ITEM 5.   OTHER EVENTS.
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          A copy of Hawaiian Airlines, Inc.'s (the "Company") press release dated December 8, 1995 announcing the Board of Directors' unanimous approval of a series of related agreements with labor representatives, American Airlines, Inc.(R) and Airline Investors Partnership, L.P., a private investor group that has agreed to infuse $20.0 million of equity capital into the Company in return for a controlling interest in the Company, is filed as an exhibit to this Current Report on Form 8-K. The agreements are subject to, among other things, ratification by the Company's union employees and approval by shareholders at a special shareholders meeting scheduled for January 25, 1996. If all conditions are met, the Company anticipates closing the transaction no later than January 31, 1996.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (c)  Exhibits

               Exhibit 99.1  Press Release dated December 8, 1995.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HAWAIIAN AIRLINES, INC.



Dated:  December 8, 1995         By  /s/ C.J. David Davies
                                     ---------------------
                                    C.J. David Davies
                                    Senior Vice President-Finance
                                    and Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)

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